Registration No. 333-_______
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                        UNITED STATES FILTER CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                         33-0266015
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                      Identification No.)

           40-004 COOK STREET
         PALM DESERT, CALIFORNIA                               92211
(Address of principal executive offices)                    (Zip Code)



             UNITED STATES FITER CORPORATION RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                            DAMIAN C. GEORGINO, ESQ.
         EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL & CORPORATE SECRETARY
                        UNITED STATES FILTER CORPORATION
                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                     (Name and address of agent for service)

                                 (760) 340-0098
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

================================================================================
     TITLE OF                         PROPOSED       PROPOSED         AMOUNT OF
    SECURITIES       AMOUNT TO BE     MAXIMUM         MAXIMUM       REGISTRATION
 TO BE REGISTERED     REGISTERED   OFFERING PRICE    AGGREGATE          FEE
                                     PER SHARE     OFFERING PRICE
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Common Stock,        1,500,000(1)    $21.69(2)      $32,535,000       $9,044.73
par value
$.01 per share
================================================================================

      (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of interests to be offered or sold pursuant to the United States Filter Corporation Retirement Savings Plan.

      (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the New York Stock Exchange Composite Tape on November 9, 1998.
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PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed by the Registrant with the United States Securities and Exchange Commission (the "Commission") pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference into this Registration Statement: (i) the Registrant's Annual Report on Form 10-K for the year ended March 31, 1998;
    (ii) the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (as amended by Form 10-Q/A dated November 9, 1998); (iii) the Registrant's Current Reports on Form 8-K dated December 9, 1997, January 16, 1998, May 12, 1998, May 19, 1998, June 15, 1998, August 14, 1998, November
    9, 1998 and November 10, 1998, and the Registrant's Current Reports on Form 8-K/A dated February 6, 1998 and March 4, 1998 (amending the Current Report on Form 8-K dated December 9, 1997), February 6, 1998, March 4, 1998, May 12, 1998 and May 14, 1998 (amending the Current Report on Form 8-K dated January 16, 1998), May 14, 1998 (amending the Current Report on Form 8-K dated May 12, 1998), August 17, 1998 (amending the Current Report on Form 8-K dated August 14, 1998) and September 18, 1998 (amending the Current Report on Form 8-K dated June 15, 1998); and (iv) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, as the same may be amended.

      All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the Plans meeting the requirements of Section 10(a) of the United States Securities Act of 1933, as amended (the "Securities Act").


    ITEM 4. DESCRIPTION OF SECURITIES.

      The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.


    ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

      None.


    ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Certificate of Incorporation and the By-laws of the Registrant provide for the indemnification of directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware, the state of incorporation of the Registrant.

      Section 145 of the General Corporation Law of the State of Delaware authorizes indemnification when a person is made a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving as a director, officer, employee or agent of another enterprise, at the request of the corporation, and if such person acted in good faith and in a manner reasonably believed by him or her to be in, or not opposed to, the best interests of the corporation. With respect to any criminal proceeding, such person must have had no reasonable cause to believe that his or her conduct was unlawful. If it is determined that the conduct of such person meets these standards, he or she may be indemnified for expenses incurred (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding.

      If such a proceeding is brought by or in the right of the corporation (i.e., a derivative suit), such person may be indemnified against expenses actually and reasonably incurred if he or she acted in good faith and in a manner reasonably believed by him or her to be in, or not opposed to, the best interests of the corporation. There can be no indemnification with respect to any matter as to which such person is adjudged to be liable to the corporation; however, a court may, even in such case, allow such indemnification to such person for such expenses as the court deems proper.

      Where such person is successful in any such proceeding, he or she is entitled to be indemnified against expenses actually and reasonably incurred by him or her. In all other cases, indemnification is made by the corporation upon determination by it that indemnification of such person is proper because such person has met the applicable standard of conduct.

      The Registrant maintains an errors and omissions liability policy for the benefit of its officers and directors, which may cover certain liabilities of such individuals to the Registrant.


    ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      None.


    ITEM 8. EXHIBITS.

      The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

    EXHIBIT NO.                     DESCRIPTION

      4.1 Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.01 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 (File No. 1-10728)).

      4.2 Restated Bylaws (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (No. 33-41089)).

      5.1 Opinion of Kirkpatrick & Lockhart LLP, regarding the legality of the shares being registered hereunder.

      23.1 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

      23.2        Consent of KPMG Peat Marwick LLP.

      23.3        Consent of Ernst & Young LLP.

      23.4        Consent of PricewaterhouseCoopers.

      24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

            The undersigned Registrant hereby undertakes to submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

      ITEM 9.  UNDERTAKINGS.

            (a)  The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

                            (i)  To   include   any   prospectus   required   by
                 Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement
                 (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                          (iii) To include any material information with respect
                 to the  plan of  distribution  not previously  disclosed in the
                 Registration Statement or any material change to such information in the Registration Statement;

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

            (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Desert, State of California, on this 12th day of November , 1998.


                                          UNITED STATES FILTER CORPORATION


                                          By: /S/ RICHARD J. HECKMAN
                                              -------------------------------
                                              Richard J. Heckmann
                                              Chairman of the Board, Chief
                                              Executive Officer and President

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of United States Filter Corporation hereby constitutes and appoints Kevin L. Spence and Damian C. Georgino, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign one or more amendments to this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including post-effective amendments, and other related documents, and to file the same with the United States Securities and Exchange Commission under said Act, hereby granting power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

           SIGNATURE                       CAPACITY                   DATE
           ---------                       --------                   ----

     /S/ RICHARD J. HECKMANN     Chairman of the Board,        November 12, 1998
     -----------------------     Chief Executive Officer
     Richard J. Heckmann         and President and a Director


     /S/ KEVIN L. SPENCE         Executive Vice President      November 12, 1998
     -----------------------     and Chief Financial Officer
     Kevin L. Spence             (Principal Accounting Officer)


     /S/ NICHOLAS C. MEMMO       President and Chief           November 12, 1998
     ------------------------    Operating Officer - North
     Nicholas C. Memmo           American Process Water Group
                                 and a Director


     /S/ ANDREW D. SEIDEL        President and Chief           November 12, 1998
     ------------------------    Operating Officer - North
     Andrew D. Seidel            American Wastewater Group
                                 and a Director


     /S/ JAMES E. CLARK          Director                      November 12, 1998
     ------------------------
     James E. Clark

           SIGNATURE                  CAPACITY                       DATE
           ---------                  --------                       ----


     /S/ JOHN L. DIEDERICH          Director                   November 12, 1998
     --------------------------
     John L. Diederich


     /S/ ROBERT S. HILLAS           Director                   November 12, 1998
     --------------------------
     Robert S. Hillas


     /S/ ARTHUR B. LAFFER           Director                   November 12, 1998
     --------------------------
     Arthur B. Laffer


     /S/ ARDON E. MOORE             Director                   November 12, 1998
     --------------------------
     Ardon E. Moore


     /S/ ALFRED E. OSBORNE, JR.     Director                   November 12, 1998
     --------------------------
     Alfred E. Osborne, Jr.


     /S/ J. DANFORTH QUAYLE         Director                   November 12, 1998
     --------------------------
     J. Danforth Quayle


     /S/ C. HOWARD WILKINS, JR.     Director                   November 12, 1998
     --------------------------
     C. Howard Wilkins, Jr.


       Pursuant to the requirements of the Securities Act of 1933, the United States Filter Corporation Employee Benefits Committee has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Desert, State of California, on November 12, 1998.


                                          UNITED STATES FILTER CORPORATION
                                          EMPLOYEE BENEFITS COMMITTEE


                                          By: /S/ DORRIE OSBORNE
                                              -----------------------------
                                              Dorrie Osborne, Member


                                          By: /S/ KEVIN L. SPENCE
                                              -----------------------------
                                              Kevin L. Spence, Member


                                          By: /S/ JOY M. GAETANO
                                              -----------------------------
                                              Joy M. Gaetano, Member

                                  EXHIBIT INDEX

     EXHIBIT NO.               DESCRIPTION

        4.1 Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.01 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 (File No. 1-10728)).

        4.2 Restated Bylaws (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (No. 33-41089)).

        5.1 Opinion of Kirkpatrick & Lockhart LLP, regarding the legality of the shares being registered hereunder.

        23.1 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

        23.2    Consent of KPMG Peat Marwick LLP.

        23.3    Consent of Ernst & Young LLP.

        23.4    Consent of PricewaterhouseCoopers.

        24.1 Power of Attorney (set forth on the signature page of this Registration Statement).